                                                                   EXHIBIT 99.06

                   FORM OF ELECTION AND LETTER OF TRANSMITTAL

         TO ACCOMPANY CERTIFICATES REPRESENTING SHARES OF COMMON STOCK,
                           PAR VALUE $0.01 PER SHARE,

                                       OF

                        VANGUARD CELLULAR SYSTEMS, INC.,
                          A NORTH CAROLINA CORPORATION
                                 ("VANGUARD"),

when submitted with an election to receive, per share of common stock of Vanguard ("Vanguard Share"), (1) $23.00 or (2) 0.59805 shares, par value $1.00 per share ("AT&T Shares"), of AT&T Corp., a New York corporation ("AT&T"), pursuant to the Amended and Restated Agreement and Plan of Merger (the "Merger Agreement"), dated as of October 2, 1998, among AT&T, Winston, Inc., a Delaware corporation and wholly owned subsidiary of AT&T ("Merger Sub"), and Vanguard, pursuant to which Vanguard will be merged with and into Merger Sub (the "Merger"). AT&T has declared a three-for-two stock split which will be paid on April 15, 1999. Pursuant to this stock split, the exchange ratio will be adjusted from the originally announced 0.3987 AT&T Shares to the 0.59805 AT&T Shares reflected above.

                     The Exchange Agent for the Merger is:

                      BOSTON EQUISERVE TRUST COMPANY, N.A.

           BY MAIL:                        BY HAND:                  BY OVERNIGHT COURIER:
         P.O. Box 9573          Securities Transfer & Reporting       40 Campanelli Drive
     Boston, MA 02205-9573              Services, Inc.                Braintree, MA 02184
    Attn: Corporate Actions           c/o Equiserve L.P.            Attn: Corporate Actions
                                 100 Williams Street, Galleria
                                      New York, NY 10035

     DELIVERY OF THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL VIA A FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT. THIS DOCUMENT SHOULD BE DELIVERED WITH ANY OTHER DOCUMENTS REQUIRED PURSUANT TO THE TERMS HEREOF IN THE GREEN ENVELOPE DELIVERED IN CONNECTION HEREWITH.

                    THE INFORMATION AGENT FOR THE MERGER IS:

                             D.F. KING & CO., INC.
                                77 Water Street
                            New York, New York 10005
                Banks and Brokers Call: (212) 269-5550 (Collect)
                  All Others Call: (800) 735-3568 (Toll-Free)

     TO BE EFFECTIVE, THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL, TOGETHER WITH YOUR SHARE CERTIFICATES (OR A GUARANTEE OF DELIVERY OF SUCH SHARE CERTIFICATES AS SET FORTH IN GENERAL INSTRUCTION 8), MUST BE RECEIVED BY THE EXCHANGE AGENT BEFORE THE ELECTION DEADLINE.

----------------------------------------------------------------------------------------------------------
                            BOX A: ELECTION AND DESCRIPTION OF VANGUARD SHARES
                     (ATTACH ADDITIONAL SHEETS IF NECESSARY; CHECK ONE ELECTION ONLY)
                      SEE "SPECIAL ELECTION INSTRUCTIONS" AND GENERAL INSTRUCTION 3.
                                               CHOOSE ONE:
       [ ] SHARE ELECTION            [ ] CASH ELECTION            [ ] NON-ELECTION
----------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF SHARES
    NAME AND ADDRESS OF REGISTERED HOLDER(S)                                         REPRESENTED BY
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                                      EACH CERTIFICATE
                     APPEARS                             CERTIFICATE                (OR COVERED BY A
              ON CERTIFICATE(S))*                          NUMBER**              GUARANTEE OF DELIVERY)
----------------------------------------------------------------------------------------------------------

                                                 ------------------------------------------------------

                                                 ------------------------------------------------------

                                                 ------------------------------------------------------

                                                 ------------------------------------------------------

                                                 ------------------------------------------------------

                                                 ------------------------------------------------------
                                                    TOTAL NUMBER OF SHARES
----------------------------------------------------------------------------------------------------------

* In the case of a delivery using the Guarantee of Delivery procedures, exactly as name(s) will appear on the certificate(s) when delivered.

** Certificate numbers are not required if certificates will be delivered using the Guarantee of Delivery procedures.

         PLEASE READ THE SPECIAL ELECTION INSTRUCTIONS AND THE GENERAL
                INSTRUCTIONS IN THIS FORM OF ELECTION AND LETTER
                   OF TRANSMITTAL CAREFULLY BEFORE COMPLETING
                THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL

     THE ELECTION DEADLINE IS 5:00 P.M. (EASTERN TIME) ON APRIL 26, 1999 (AS IT MAY BE EXTENDED PURSUANT TO THE FOLLOWING SENTENCE, THE "ELECTION DEADLINE"). IF THE MERGER IS NOT REASONABLY EXPECTED TO OCCUR WITHIN THREE TO FIVE BUSINESS DAYS AFTER APRIL 27, 1999, AT&T AND VANGUARD WILL AGREE TO A LATER DATE, REASONABLY EXPECTED TO BE AT LEAST FOUR BUSINESS DAYS PRIOR TO COMPLETION OF THE MERGER, AS THE ELECTION DEADLINE AND WILL PUBLISH APPROPRIATE ADVANCE NOTICE OF SUCH ELECTION DEADLINE. A PROPERLY COMPLETED LETTER OF TRANSMITTAL, TOGETHER WITH YOUR VANGUARD SHARE CERTIFICATES, WILL BE NECESSARY TO RECEIVE YOUR MERGER CONSIDERATION EVEN AFTER THE ELECTION DEADLINE. MIXED ELECTIONS ARE NOT PERMITTED. A COMPLETED FORM OF ELECTION AND LETTER OF TRANSMITTAL, TOGETHER WITH YOUR VANGUARD SHARE CERTIFICATES (AS DEFINED HEREIN) OR A GUARANTEE OF DELIVERY (AS DEFINED HEREIN), MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE ELECTION DEADLINE IN ORDER FOR ANY CASH ELECTION OR SHARE ELECTION (EACH AS DEFINED HEREIN) MADE HEREBY TO BE EFFECTIVE. IF A PROPERLY COMPLETED FORM OF ELECTION AND LETTER OF TRANSMITTAL, TOGETHER WITH YOUR VANGUARD SHARE CERTIFICATES OR A GUARANTEE OF DELIVERY, IS NOT RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE ELECTION DEADLINE, YOU WILL BE DEEMED TO HAVE MADE A NON-ELECTION WITH RESPECT TO YOUR SHARES, AND THE FORM OF MERGER CONSIDERATION (AS DEFINED HEREIN) WHICH YOU WILL BE ENTITLED TO RECEIVE WILL BE DETERMINED BY THE PROVISIONS OF THE MERGER AGREEMENT. IF YOU FAIL TO INDICATE A CASH ELECTION OR SHARE ELECTION IN BOX A ABOVE YOU WILL BE DEEMED TO HAVE INDICATED A NON-ELECTION. IF YOUR VANGUARD SHARE CERTIFICATES ARE NOT AVAILABLE AT THE TIME YOU SEND A FORM OF ELECTION AND LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT, YOU MAY INSTEAD PROVIDE A GUARANTEE OF DELIVERY OF YOUR VANGUARD SHARE CERTIFICATES AS SET FORTH IN GENERAL INSTRUCTION 8, IN WHICH CASE YOU MUST, WITHIN THREE TRADING DAYS ON THE NEW YORK STOCK EXCHANGE, INC. ("NYSE") THEREAFTER, DELIVER TO THE EXCHANGE AGENT THE VANGUARD SHARE CERTIFICATES REPRESENTING THE SHARES IN RESPECT OF WHICH AN ELECTION IS BEING MADE.

     YOUR ELECTION WILL NOT BE VALID IF (A) BEFORE THE SHAREHOLDER VOTE IS TAKEN ON THE MERGER, VANGUARD RECEIVES WRITTEN NOTICE OF YOUR INTENT TO ASSERT DISSENTERS' RIGHTS IF THE MERGER TAKES PLACE AND (B) YOU DID NOT VOTE IN FAVOR OF THE MERGER AND TOOK SUCH OTHER ACTIONS AS MAY BE REQUIRED PRIOR TO THE EFFECTIVE TIME TO PERFECT DISSENTERS' RIGHTS UNDER LAW.

     The Proxy Statement/Prospectus of Vanguard, dated March 26, 1999, relating to the Merger (the "Proxy Statement/Prospectus") was first mailed to shareholders of Vanguard on or about March 27, 1999. Copies of the Proxy Statement/Prospectus, as well as extra copies of this Form of Election and Letter of Transmittal, may be requested from D.F. King & Co., Inc., the Information Agent, at the toll-free phone number shown on the cover, or from the Exchange Agent at the addresses or the toll-free number shown on the cover. The return of this Form of Election and Letter of Transmittal to the Exchange Agent is an acknowledgment of the receipt of the Proxy Statement/Prospectus.

     If your Vanguard Share Certificate(s) have been lost, stolen or destroyed and the undersigned requires assistance in replacing them, see General Instruction 13 below. You cannot submit an effective Form of Election and Letter of Transmittal without enclosing your Vanguard Share Certificate(s) or a Guarantee of Delivery with this Form of Election and Letter of Transmittal. If you submit a Guarantee of Delivery, your Vanguard Share Certificates must be delivered within three NYSE trading days thereafter. Therefore, if you wish to make an effective Election, it is critical that you act immediately to obtain replacement share certificates.

     COMPLETING AND RETURNING THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL DOES NOT HAVE THE EFFECT OF CASTING A VOTE WITH RESPECT TO APPROVAL OF THE MERGER OR THE MERGER AGREEMENT (INCLUDING THE PLAN OF MERGER THAT IS A PART OF THE MERGER AGREEMENT) AT THE SPECIAL MEETING (AS DEFINED BELOW). TO VOTE AT THE SPECIAL MEETING, YOU MUST COMPLETE, SIGN AND RETURN THE WHITE PROXY CARD THAT ACCOMPANIED THE PROXY STATEMENT/PROSPECTUS AND RETURN IT IN THE WHITE ENVELOPE DELIVERED THEREWITH, OR YOU MUST ATTEND THE SPECIAL MEETING IN PERSON AND VOTE YOUR SHARES THEREAT. IF YOU HAVE ANY QUESTIONS CONCERNING THE VOTING OF YOUR VANGUARD SHARES, PLEASE CALL THE INFORMATION AGENT TOLL-FREE AT (800) 733-3568.

Ladies and Gentlemen:

     Pursuant to the Merger Agreement and subject to the proration procedures included therein and described in the Proxy Statement/Prospectus, the undersigned hereby surrenders to the Boston Equiserve Trust Company, N.A., as Exchange Agent, certificate(s) representing all of the Vanguard Shares (each such certificate, a "Vanguard Share Certificate") listed in Box A above and (A) hereby elects, in the manner indicated in Box A above, to have each Vanguard Share represented by such Vanguard Share Certificates converted into the right to receive EITHER (1) $23.00 in cash, without interest (a "Cash Election") OR
(2) 0.59805 AT&T Shares (a "Share Election") (a Cash Election and a Share Election, together, an "Election"), or (B) hereby states that the undersigned has no preference as between a Cash Election or a Share Election (a "Non-Election"). In addition, it is understood that the Exchange Agent will pay cash in lieu of any fractional AT&T Shares otherwise issuable in connection with the Merger, as provided in the Merger Agreement. Any cash (excluding cash received in lieu of fractional shares) and AT&T Shares received by holders of Vanguard Shares in connection with the Merger is hereinafter referred to as "Cash Consideration" and "Share Consideration," respectively. The Cash Consideration, Share Consideration and cash paid in lieu of fractional shares are collectively referred to as the "Merger Consideration."

     The undersigned understands that each Election is subject to certain terms, conditions and limitations that have been set forth in the Merger Agreement including, but not limited to, the fact that 50% of the outstanding Vanguard Shares will be converted into the right to receive cash in the Merger and 50% of the outstanding Vanguard Shares will be converted into the right to receive AT&T Shares in the Merger. The following Vanguard Shares will not be converted into the right to receive Merger Consideration: (1) Vanguard Shares held by shareholders who have not voted in favor of the Merger and have properly given written notice of their intent to demand payment for their shares if the Merger is effectuated in accordance with Article 13 ("Article 13") of the North Carolina Business Corporation Act and have preserved their right to receive payment for such shares by taking those actions required by Article 13 within the time periods stipulated therein and (2) Vanguard Shares held by Vanguard or any wholly owned subsidiary of Vanguard. THE UNDERSIGNED ACKNOWLEDGES THAT THE UNDERSIGNED'S ELECTION WILL BE SUBJECT TO PRORATION PURSUANT TO THIS LIMITATION AND THAT MIXED ELECTIONS ARE NOT PERMITTED. AS A RESULT OF THE PRORATION PROCESS, THE UNDERSIGNED MAY NOT RECEIVE THE FORM OF CONSIDERATION THAT THE UNDERSIGNED ELECTS TO RECEIVE, BUT MAY, INSTEAD, RECEIVE A MIXTURE OF AT&T SHARES AND CASH.

     AT&T has declared a three-for-two stock split payable on April 15, 1999, as a result of which the exchange ratio will be adjusted from the originally announced 0.3987 AT&T Shares to 0.59805 AT&T Shares, as reflected above. The undersigned understands that the 0.59805 exchange ratio is a fixed ratio and, therefore, will not change even if the trading price of an AT&T Share changes. Therefore, the market value of the total transaction and of the AT&T Shares the undersigned may receive in the Merger will decrease or increase as the price of AT&T Shares decreases or increases. Furthermore, if the undersigned fails to properly return a completed Form of Election and Letter of Transmittal, together with the undersigned's Vanguard Share Certificates or a Guarantee of Delivery (and comply with the procedures set forth in General Instruction 8 below), or if the undersigned chooses Non-Election in Box A above, and the value of 0.3987 (on a pre-split basis, or 0.59805 on a post-split basis) of an AT&T Share at the Effective Time of the Merger is more or less than $23.00 (which will occur if the market value of an AT&T Share is more or less than $57.70 on a pre-split basis, or $38.47 on a post-split basis), and there is an oversubscription for the form of consideration having a higher value, the undersigned may receive a form of payment for the undersigned's Vanguard Shares having a lower value than the form of consideration elected by those Vanguard shareholders that elected the form of consideration having the higher value.

     The undersigned also understands that the undersigned's election will not be valid if (a) before the shareholder vote is taken on the Merger, Vanguard receives written notice of the undersigned's intent to assert dissenters' rights if the Merger takes place and (b) the undersigned does not vote in favor of the Merger and take such actions as may be required prior to the Effective Time to preserve dissenters' rights under law.

     If the undersigned is acting in a representative or fiduciary capacity for a particular beneficial owner, the undersigned hereby certifies that this Form of Election and Letter of Transmittal covers all of the Vanguard Shares owned by the undersigned in a representative or fiduciary capacity for such particular beneficial owner.

     The undersigned hereby represents and warrants that the undersigned is as of the date hereof, and will be as of the Effective Time, the registered holder of Vanguard Shares represented by the Vanguard Share Certificate(s) surrendered herewith, with good title to such Vanguard Shares and full power and authority
(1) to sell, assign and transfer such shares, free and clear of all liens, restrictions, charges and encumbrances, and not subject to any adverse claims, and (2) to make the Election indicated herein, and (except if the undersigned is acting in a representative or fiduciary capacity) that the same form of Merger Consideration has been elected with respect to all Vanguard Shares held by or on behalf of the undersigned. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of such Vanguard Shares. The undersigned hereby irrevocably appoints the Exchange Agent as agent of the undersigned to effect the exchange pursuant to the Merger Agreement and the instructions hereto. All authority conferred or agreed to be conferred in this Form of Election and Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

                         SPECIAL ELECTION INSTRUCTIONS

     The appropriate box must be checked in Box A above in order to make a Cash Election or Share Election. The box indicating a Non-Election may be checked by those wishing to make a Non-Election, but any Form of Election and Letter of Transmittal received by the Exchange Agent without any checked election box or with more than one checked election box will be treated as indicating a Non-Election.

     Your choice of Election is as follows:

                                                   WHAT YOU WILL RECEIVE
                                                  FOR EACH VANGUARD SHARE,
ELECTION                                            SUBJECT TO PRORATION
--------                                      --------------------------------
Cash Election...............................  $23.00 in cash, without interest
Share Election..............................  0.59805 AT&T Shares (This number has been adjusted to reflect the
                                              three-for-two stock split of
                                              AT&T Shares which will be paid
                                              on April 15, 1999.)

     ALL ELECTIONS ARE SUBJECT TO THE PRORATION PROCEDURES SET FORTH IN THE MERGER AGREEMENT, A COPY OF WHICH IS ATTACHED TO THE PROXY STATEMENT/PROSPECTUS AS APPENDIX A. THE PRORATION PROCEDURES ARE DESCRIBED UNDER THE CAPTION "THE MERGER AGREEMENT -- CONVERSION OF VANGUARD SHARES" IN THE PROXY STATEMENT/PROSPECTUS AND IN GENERAL INSTRUCTION 4 BELOW. YOU ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY BEFORE COMPLETING THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL.

     ALL HOLDERS OF VANGUARD SHARES WISHING TO MAKE AN ELECTION MUST DELIVER TO THE EXCHANGE AGENT A PROPERLY COMPLETED FORM OF ELECTION AND LETTER OF TRANSMITTAL PRIOR TO THE ELECTION DEADLINE. A PROPERLY COMPLETED LETTER OF TRANSMITTAL, TOGETHER WITH YOUR VANGUARD SHARE CERTIFICATES, WILL BE NECESSARY TO RECEIVE YOUR MERGER CONSIDERATION EVEN AFTER THE ELECTION DEADLINE. ALL HOLDERS SUBMITTING A FORM OF ELECTION AND LETTER OF TRANSMITTAL THAT IS RECEIVED BY THE EXCHANGE AGENT AFTER THE ELECTION DEADLINE WILL BE DEEMED TO HAVE MADE A NON-ELECTION REGARDLESS OF THE ELECTION SPECIFIED ON SUCH FORM; HOWEVER, SUCH DOCUMENTS WILL BE SUFFICIENT TO RECEIVE THE APPLICABLE MERGER CONSIDERATION.

     The Exchange Agent reserves the right to deem that you have made a Non-Election if:

          A.  No Election choice is indicated in Box A above;

          B.  More than one Election choice is indicated in Box A above;

          C. You fail to follow the instructions on this Form of Election and Letter of Transmittal (including failure to submit your Vanguard Share Certificate(s) or a Guarantee of Delivery) or otherwise fail to properly make an Election;

          D. A COMPLETED FORM OF ELECTION and Letter of Transmittal (including submission of your Vanguard Share Certificate(s) or a Guarantee of Delivery) is not actually received by the Exchange Agent prior to the Election Deadline; or

          E. You return this Form of Election and Letter of Transmittal with a Guarantee of Delivery but do not deliver the Vanguard Share Certificates representing the shares in respect of which an Election is being made within three NYSE trading days thereafter.

     Notwithstanding anything to the contrary in this Form of Election and Letter of Transmittal, the Exchange Agent reserves the right to waive any flaws in a completed Form of Election and Letter of Transmittal but shall be under no obligation to do so.

     In order to receive the applicable Merger Consideration, this Form of Election and Letter of Transmittal must be (1) completed and signed in the space provided below and on the Substitute Form W-9 and (2) mailed or delivered with your Vanguard Share Certificate(s) or a Guarantee of Delivery to the Exchange Agent at either of the addresses set forth above. In order to properly make an Election, these actions must be taken in a timely fashion such that the Form of Election and Letter of Transmittal and other required documents are received by the Exchange Agent prior to the Election Deadline.

     The effectiveness of Elections received on the Election Deadline and accompanied by a Guarantee of Delivery will not be finally determined until four NYSE trading days after the Election Deadline. As a result, the Merger Consideration to which a holder of Vanguard Shares is entitled (and whether any proration is necessary) may be delayed for up to three NYSE trading days. The Merger Consideration is expected to be mailed promptly following such determination or, if later, promptly after the Merger is consummated. Vanguard intends to issue a press release announcing the results of the elections and proration, if any, promptly after the final determination thereof.

     Unless otherwise indicated below under "Special Issuance and Payment Instructions," in exchange for the enclosed Vanguard Share Certificates, the applicable Merger Consideration will be issued in the name of the undersigned. Similarly, unless otherwise indicated below under "Special Delivery Instructions," the applicable Merger Consideration will be mailed to the undersigned at the address shown in Box A above. In the event that the "Special Issuance and Payment Instructions" is completed, the applicable Merger Consideration will be issued in the name of, and will be mailed to, the person or entity so indicated at the address so indicated, but only after the Exchange Agent has been provided with satisfactory evidence of the payment of, or exemption from payment of, any applicable share transfer taxes payable on account of the transfer to such person or entity prior to the delivery of the applicable Merger Consideration. In addition, appropriate signature guarantees must be included with respect to Vanguard Shares for which Special Issuance and Payment Instructions are given.

-----------------------------------------------------       -----------------------------------------------------

 SPECIAL ISSUANCE AND                                        SPECIAL DELIVERY INSTRUCTIONS
 PAYMENT INSTRUCTIONS                                        (SEE GENERAL INSTRUCTION 12)
 (SEE GENERAL INSTRUCTIONS 7 AND 12)
                                                                  To be completed ONLY if the Merger
      To be completed ONLY if the Merger                     Consideration (whether cash or AT&T Shares) is to be
 Consideration (whether cash or AT&T Shares) is to be        mailed to the undersigned at an address other than
 issued in the name of, and mailed to, someone other         that shown in Box A above.
 than the undersigned.
                                                             Mail the Merger Consideration (whether cash or AT&T
 Issue the Merger Consideration (whether cash or AT&T        Shares) to:
 Shares) to:
                                                             Name ----------------------------------------------
 Name ----------------------------------------------         (PLEASE PRINT)
 (PLEASE PRINT)
 Address -------------------------------------------        Address ---------------------------------------------

 ---------------------------------------------------        -----------------------------------------------------

 ---------------------------------------------------        -----------------------------------------------------
 (INCLUDE ZIP CODE)                                          (INCLUDE ZIP CODE)

      If you complete this box, you will need a
 signature guarantee by an eligible institution. See              Check this box if this is a permanent change of
 General Instruction 7.                                      address.  [ ]
-----------------------------------------------------       -----------------------------------------------------

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE

   Signature:
   --------------------------------------------------------------------------

   Signature:
   --------------------------------------------------------------------------

   Dated:
   ------------------------------------------------------

   Name(s):
   --------------------------------------------------------------------------
                                 (PLEASE PRINT)

   Capacity:
   --------------------------------------------------------------------------

   Daytime Area Code and
   Telephone Number:
   --------------------------------------------------------------------------

        Signature(s) of registered holder(s) must be EXACTLY as name(s) appear(s) in Box A headed "Election and Description of Vanguard Shares" or on the assignment authorizing transfer.

        If signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, the capacity of the person signing should be indicated. (See General Instruction 9 hereto.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              SIGNATURE GUARANTEE
          (REQUIRED ONLY IN CASES SPECIFIED IN GENERAL INSTRUCTION 7)

        The undersigned hereby guarantees the signature(s) which appear(s) on this Form of Election and Letter of Transmittal.

   Dated:
   ------------------------------------------------------

   --------------------------------------------------------------------------
                (NAME OF ELIGIBLE INSTITUTION ISSUING GUARANTEE)

                                 (PLEASE PRINT)

   --------------------------------------------------------------------------
                          (FIX MEDALLION STAMP ABOVE)

--------------------------------------------------------------------------------

                             GUARANTEE OF DELIVERY
               (TO BE USED IF VANGUARD SHARE CERTIFICATES ARE NOT
                             SURRENDERED HEREWITH)
                          (See General Instruction 8)

     THE UNDERSIGNED (CHECK APPROPRIATE BOX BELOW) GUARANTEES TO DELIVER TO THE EXCHANGE AGENT AT THE APPROPRIATE ADDRESS SET FORTH ABOVE THE CERTIFICATES FOR VANGUARD SHARES COVERED BY THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL NO LATER THAN 5:00 P.M., (EASTERN TIME), ON THE THIRD NYSE TRADING DAY AFTER THE DATE OF EXECUTION OF THIS GUARANTEE OF DELIVERY.

[ ]    A member of a registered national
       securities exchange                   -----------------------------------------------------
                                                          Firm (Please Print or Type)
[ ]    A member of the National Association
                                             -----------------------------------------------------
       of Securities Dealers, Inc.                           Authorized Signature

                                             -----------------------------------------------------
[ ]    A commercial bank or trust company
       in the United States
                                             -----------------------------------------------------


       Dated: ---------------------------    -----------------------------------------------------
                                                                    Address

                                             -----------------------------------------------------
                                                        Area Code and Telephone Number
FACSIMILE TRANSMISSION:
  (for Eligible Institutions only)
  (781) 575-2233
  FOR CONFIRMATION TELEPHONE:
  (800) 733-5001

                              GENERAL INSTRUCTIONS

     This Form of Election and Letter of Transmittal is to be completed and submitted to the Exchange Agent prior to the Election Deadline by those holders of Vanguard Shares desiring to make a Cash Election or Share Election. It may also be used as a letter of transmittal for holders of Vanguard Shares who do not complete and submit the Form of Election and Letter of Transmittal prior to the Election Deadline or at any time by any holders of Vanguard Shares who wish to make a Non-Election. Until a record holder's Vanguard Share Certificates are received by the Exchange Agent at one of the addresses set forth on the cover, together with such documents as the Exchange Agent may require, and until the same are processed for exchange by the Exchange Agent, such holders will not receive any certificates representing Share Consideration or the check for Cash Consideration or cash in lieu of fractional shares (if any) in exchange for their Vanguard Share Certificates. THE GREEN RETURN ENVELOPE ADDRESSED TO THE EXCHANGE AGENT DELIVERED WITH THIS GREEN FORM OF ELECTION AND LETTER OF TRANSMITTAL SHOULD BE USED TO RETURN THIS GREEN FORM OF ELECTION AND LETTER OF TRANSMITTAL. YOU SHOULD NOT USE THE WHITE ENVELOPE THAT HAS BEEN SENT IN CONNECTION WITH THE SOLICITATION OF WHITE PROXY CARDS FOR RETURN OF THE GREEN FORM OF ELECTION AND LETTER OF TRANSMITTAL. No interest will accrue on the Cash Consideration or any cash in lieu of fractional shares. Holders of Vanguard Shares receiving Share Consideration will be entitled to any dividends or other distributions paid on AT&T Shares after the Effective Time. If your share certificate(s) are lost, stolen or destroyed, please refer to General Instruction 13 below.

     A HOLDER OF VANGUARD SHARES MUST CHECK THE APPROPRIATE ELECTION BOX IN BOX A ABOVE TO MAKE A CASH ELECTION OR SHARE ELECTION. ONLY ONE ELECTION BOX MAY BE CHECKED.

     Your election is subject to certain terms, conditions and limitations which are set forth in the Merger Agreement and described in the Proxy Statement/Prospectus. The Merger Agreement is included as Appendix A to the Proxy Statement/Prospectus. Copies of the Proxy Statement/Prospectus may be requested from the Information Agent or from the Exchange Agent at the addresses or toll-free numbers shown on the cover. The delivery of this Form of Election and Letter of Transmittal to the Exchange Agent is an acknowledgment of the receipt of the Proxy Statement/Prospectus.

     1. Election Deadline. THE ELECTION DEADLINE IS 5:00 P.M. (EASTERN TIME) ON APRIL 26, 1999, THE LAST BUSINESS DAY PRIOR TO THE DATE OF THE SPECIAL MEETING OF SHAREHOLDERS OF VANGUARD CALLED TO APPROVE THE MERGER (THE "SPECIAL MEETING"). IF THE COMPLETION OF THE MERGER IS NOT REASONABLY EXPECTED TO OCCUR WITHIN THREE TO FIVE BUSINESS DAYS AFTER APRIL 27, 1999, AT&T AND VANGUARD WILL AGREE TO A LATER DATE, REASONABLY EXPECTED TO BE AT LEAST FOUR BUSINESS DAYS PRIOR TO THE COMPLETION OF THE MERGER, AS THE ELECTION DEADLINE AND WILL PUBLISH APPROPRIATE ADVANCE NOTICE OF SUCH ELECTION DEADLINE. For any Cash Election or Share Election contained herein to be effective, this Form of Election and Letter of Transmittal, properly completed, and the related Vanguard Share Certificate(s) (or a Guarantee of Delivery) must be received by the Exchange Agent at one of the addresses shown above on this Form of Election and Letter of Transmittal at or prior to the Election Deadline. ANY VANGUARD SHARE CERTIFICATES FOR WHICH A GUARANTEE OF DELIVERY IS PROVIDED MUST IN FACT BE DELIVERED WITHIN THREE NYSE TRADING DAYS AFTER THE DATE SUCH GUARANTEE OF DELIVERY IS EXECUTED OR A NON-ELECTION WILL BE DEEMED TO HAVE BEEN MADE BY THE VANGUARD SHARES COVERED THEREBY. The Exchange Agent will determine whether any Form of Election and Letter of Transmittal or any Vanguard Share Certificates in respect of a Guarantee of Delivery are received on a timely basis. Any such determinations made in good faith shall be conclusive and binding.

     2. Effect of Asserting Dissenters' Rights. A Form of Election will not be valid and will be ignored if completed by a shareholder that provides Vanguard (and Vanguard actually receives) written notice of intent to assert dissenters' rights and does not vote in favor of the Merger and takes such other actions as may be required prior to the Effective Time to perfect dissenters' rights under law. Any such shareholder that subsequently fails to perfect dissenters' rights will receive the form of consideration receivable by shareholders making a Non-Election.

     3. Revocation or Change of Form of Election and Letter of Transmittal. A Form of Election and Letter of Transmittal may be revoked if the Exchange Agent receives written notice prior to the Election Deadline from the record holder of the shares covered by such Election who signed the related Form of Election and Letter of Transmittal. Any person who has effectively revoked a Form of Election and Letter of Transmittal may, by signed and written notice to the Exchange Agent, request the return of the Vanguard Share Certificates submitted to the Exchange Agent and such Vanguard Share Certificates will be returned without charge to such person promptly after receipt of such request. A Form of Election and Letter of Transmittal may be changed if the record holder effectively revokes such holder's Form of Election and Letter of Transmittal in accordance with the procedures described herein and a new Form of Election and Letter of Transmittal and the related Vanguard Share Certificate(s) (or a Guarantee of Delivery) for such record holder is received by the Exchange Agent at or prior to the Election Deadline. Vanguard shareholders who do wish to revoke and resubmit should take into account the time required to receive returned Certificates and resubmit Certificates, which may or may not be possible by the applicable deadline.

     4. Election Procedures/Proration. To properly complete Box A, (1) the undersigned must check either the Cash Election, Share Election or Non-Election boxes (if no box is checked, the Non-Election box will be deemed to have been checked); (2) the name and address of the registered holder(s) must be set forth in the column under the heading "Name and Address of Registered Holder(s)" and
(3) either (a) the number of each Vanguard Share Certificate surrendered herewith must be written in the column under the heading "Certificate Number" or
(b) if the Guarantee of Delivery procedures are used, the number of shares represented by the Vanguard Share Certificates to be delivered pursuant to such procedures must be written in the column under the heading "Number of Shares Represented by each Certificate," but no certificate number is required. As set forth in the Proxy Statement/Prospectus, 50% of the outstanding Vanguard Shares (other than Dissenting Shares and Vanguard-held Shares) will be exchanged for cash and 50% of such outstanding Vanguard Shares will be exchanged for AT&T Shares. If the Elections result in an oversubscription of either the Cash Consideration or the Share Consideration, the procedures for allocating the Merger Consideration set forth in the Merger Agreement and described in the Proxy Statement/Prospectus will be followed by the Exchange Agent. Accordingly, there can be no assurance that a Cash Election or Share Election made by you will result in your receipt of the desired type and amount of Merger Consideration. See the Proxy Statement/ Prospectus under the caption "The Merger Agreement -- Conversion of Vanguard Shares." Mixed elections are not permitted. The effectiveness of Elections that are accompanied by Guarantees of Delivery may not be finally determined until four NYSE trading days after the Election Deadline. The Merger Consideration is expected to be mailed promptly after the determination of any proration in the Merger. Such determination will occur immediately prior to the Merger.

     5. Termination of Merger Agreement. Consummation of the Merger is subject to the required approval of the shareholders of Vanguard and to the satisfaction of certain other conditions. No payments related to any surrender of Vanguard Share Certificates will be made prior to the consummation of the Merger, and no payments will be made if the Merger Agreement is terminated. If the Merger Agreement is terminated, all Elections will be void and of no effect and the Exchange Agent will promptly return all Vanguard Share Certificates previously received by it. In such event, Vanguard Shares held through The Depository Trust Company are expected to be available for sale or transfer promptly following such termination. Certificates representing Vanguard Shares held of record directly by the beneficial owners of such Vanguard Shares will be returned by the Exchange Agent without charge to the holder as promptly as practicable by first class, insured mail.

     6. No Fractional Interests. No certificate representing a fraction of an AT&T Share will be issued. In lieu thereof, the Exchange Agent will remit on AT&T's behalf cash, without interest, in an amount equal to such fractional part of an AT&T Share multiplied by $23.00. No such holder of Vanguard Shares shall be entitled to dividends, voting rights or any other rights in respect of any fractional share.

     7. Guarantee of Signatures. If the Merger Consideration is to be issued in the name of the registered holder(s) as inscribed on the surrendered Vanguard Share Certificate(s), the signatures on this Form of Election and Letter of Transmittal need not be guaranteed. If the "Special Issuance and Payment Instructions" box has been completed so that payment is to be made to someone other than the registered holder(s) of Vanguard Shares with respect to the surrendered Vanguard Share Certificate(s), signatures on this Form of Election and Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agent's Medallion Program, the New York Share Exchange Medallion Program or the Share Exchange Medallion Program. Public notaries cannot execute acceptable guarantees of signatures.

     8. Delivery of Form of Election and Letter of Transmittal and Vanguard Share Certificates; Guarantee of Delivery. This Form of Election and Letter of Transmittal, properly completed and duly executed, together with your Vanguard Share Certificate(s) or a Guarantee of Delivery, should be delivered to the Exchange Agent at the address set forth above. All Vanguard Share Certificates held by a single shareholder and not by a nominee, trustee or other representative (as set forth in General Instruction 9) must all be on a single Letter of Transmittal and only one Election may be made with respect to such Vanguard Share Certificates. A Guarantee of Delivery of such Vanguard Share Certificates must be made by a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, and ANY VANGUARD SHARE CERTIFICATES COVERED BY A GUARANTEE OF DELIVERY MUST IN FACT BE DELIVERED TO THE EXCHANGE AGENT WITHIN THREE NYSE TRADING DAYS AFTER THE DATE OF EXECUTION OF SUCH GUARANTEE OF DELIVERY. Failure to deliver such Vanguard Share Certificates shall invalidate any Election, and a Non-Election shall be deemed to have been made by the Vanguard Shares covered thereby. THE METHOD OF DELIVERY OF THE FORM OF ELECTION AND LETTER OF TRANSMITTAL, THE VANGUARD SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER OF VANGUARD SHARES. IF YOU CHOOSE TO SEND THE MATERIALS BY MAIL, IT IS RECOMMENDED THAT THEY BE SENT BY REGISTERED MAIL, APPROPRIATELY INSURED, WITH RETURN RECEIPT REQUESTED. Delivery of the materials will be deemed effective, and risk of loss with respect thereto will pass, only when such materials are actually received by the Exchange Agent.

     9. Shares Held by Nominees, Trustees or other Representatives; Multiple Elections; Non-Elections. Holders of record of Vanguard Shares who hold such shares as nominees, trustees or in other representative or fiduciary capacities (a "Representative") may submit one or more Forms of Election and Letter of Transmittal covering the aggregate number of Vanguard Shares held by such Representative for the beneficial owners for whom the Representative is making an Election or a Non-Election, provided that such Representative certifies that each Form of Election and Letter of Transmittal covers all of the Vanguard Shares held by such Representative for any single beneficial owner. Any Representative that makes an Election or a Non-Election may be required to provide the Exchange Agent with such documents and/or additional certifications, if requested, in order to satisfy the Exchange Agent that such Representative holds such Vanguard Shares for a particular beneficial owner. If any Vanguard Shares are not covered by an effective Form of Election and Letter of Transmittal, they will be deemed to be covered by a Non-Election. A holder of Vanguard Shares must elect to receive the same form of Merger Consideration in respect of all Vanguard Shares held by or on behalf of such holder. Any person or entity who beneficially owns Vanguard Shares must instruct the Representatives that hold Vanguard Shares held on behalf of such person or entity to elect the same form of Merger Consideration for all Vanguard Shares held on behalf of such person or entity.

     10. Inadequate Space. If the space provided herein is inadequate, the share certificate numbers and the numbers of Vanguard Shares represented thereby should be listed on additional sheets and attached hereto.

     11. Signatures on Form of Election and Letter of Transmittal, Share Powers and Endorsements.

          (a) All signatures must correspond exactly with the name written on the face of the Vanguard Share Certificate(s) without alteration, variation or any change whatsoever.

          (b) If the Vanguard Share Certificates surrendered are held of record by two or more joint owners, all such owners must sign this Form of Election and Letter of Transmittal.

          (c) If any surrendered Vanguard Shares are registered in different names on several Vanguard Share Certificate(s), it will be necessary to complete, sign and submit as many separate Forms of Election and Letter of Transmittal as there are different registrations of Vanguard Share Certificates.

          (d) If this Form of Election and Letter of Transmittal is signed by a person(s) other than the record holder(s) of the Vanguard Share Certificate(s) listed (other than as set forth in paragraph (e) below), such certificates must be endorsed or accompanied by appropriate share powers, in either case signed exactly as the name(s) of the record holder(s) appears on such certificate(s).

          (e) If this Form of Election and Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity and such person is not the record holder of the accompanying Vanguard Share Certificates, he or she must indicate the capacity when signing and must submit proper evidence of his or her authority to act.

     12. Special Issuance and Delivery Instructions. In the "Special Issuance and Payment Instructions" box, indicate the name and/or address of the person(s) to whom the Merger Consideration is to be issued and mailed only if the Merger Consideration (whether cash or AT&T Shares) is to be issued in the name of someone other than the person(s) signing this Form of Election and Letter of Transmittal. If the "Special Issuance and Payment Instructions" box is completed, the Exchange Agent will issue the Merger Consideration in the name of, and will mail the Merger Consideration to, the person or entity so indicated at the address so indicated, but only after the Exchange Agent has been provided with satisfactory evidence of the payment of, or exemption from payment of, any applicable share transfer taxes payable on account of the transfer to such person or entity prior to the delivery of the Merger Consideration.

     In the "Special Delivery Instructions" box, indicate the address to which the Merger Consideration is to be mailed in the name of the undersigned only if different from the address set forth in Box A.

     13. Lost, Stolen or Destroyed Certificates. You cannot submit an effective Form of Election and Letter of Transmittal without enclosing your Vanguard Share Certificates with this Form of Election and Letter of Transmittal or providing a Guarantee of Delivery followed within three NYSE trading days thereafter by the Vanguard Share Certificates. If your Vanguard Share Certificate(s) have been lost, stolen or destroyed, you are urged to call American Stock Transfer & Trust Company, Vanguard's transfer agent (the "Transfer Agent"), at (718) 921-8200. The Transfer Agent will forward additional documentation which you must complete in order to obtain a replacement share certificate. You may be required to post an indemnity bond if so required by Vanguard or AT&T.

     14. Miscellaneous. AT&T and the Exchange Agent have the discretion to determine whether a Form of Election and Letter of Transmittal has been properly completed, signed and submitted or revoked and to disregard immaterial defects in any Form of Election and Letter of Transmittal. The good faith decision of AT&T or the Exchange Agent in such matters shall be conclusive and binding. AT&T and the Exchange Agent are not under any duty to give notification of defects in any Form of Election and Letter of Transmittal.

     15. Information and Additional Copies. Information and additional copies of this Form of Election and Letter of Transmittal may be obtained from the Information Agent by telephoning toll-free at (800) 733-3568 or from the Exchange Agent by telephoning toll-free at (800) 733-5001.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, the Exchange Agent is required to file a report with the Internal Revenue Service ("IRS") disclosing any payments made to a holder of Vanguard Shares pursuant to the Merger Agreement and to impose 31% backup withholding if required. If the correct certifications on Substitute Form W-9 are not provided, a $50 penalty may be imposed on the holder by the IRS and payments made for Vanguard Shares may be subject to backup withholding of 31%. Backup withholding is also required if the IRS notifies the recipient that the recipient is subject to backup withholding as a result of a failure to report all interest and dividends.

     In order to avoid backup withholding resulting from a failure to provide a correct certification, a holder of Vanguard Shares must, unless an exemption applies, provide the Exchange Agent with his correct taxpayer identification number ("TIN") on Substitute Form W-9 as set forth on this Form of Election and Letter of Transmittal. Such person must certify under penalties of perjury that such number is correct and that such holder is not otherwise subject to backup withholding. The TIN that must be provided is that of the holder of the Vanguard Shares. If the Vanguard Shares are held in more than one name or are not registered in the name of the actual holder or if the Merger Consideration is to be delivered to another person as provided in the box entitled "Special Issuance and Payment Instructions", consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and your tax advisor for additional guidance on which number to report. The box in Part 3 of the Substitute Form W-9 should be checked if the surrendering holder of Vanguard Shares has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN, AT&T and the Exchange Agent will withhold 31% of all such payments made for Vanguard Shares and all payments of dividends. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that person's exempt status. Foreign investors should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required.

     Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

     Please read the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional important information on how to complete the Substitute Form W-9.

     For a summary of the federal income tax consequences of the receipt of the Merger Consideration, see "The Merger -- Certain Federal Income Tax Consequences of the Merger" in the Proxy Statement/ Prospectus.

-------------------------------------------------------------------------------------------------------------------
 PAYER'S NAME: THE BANK OF NEW YORK
-------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                          Part 1--PLEASE PROVIDE YOUR TAXPAYER              ---------------------------
FORM W-9                            IDENTIFICATION NUMBER IN THE BOX AT RIGHT AND    Social Security Number(s) or
PLEASE FILL IN YOUR                 CERTIFY BY SIGNING AND DATING BELOW.                Employer Identification
NAME AND ADDRESS BELOW                                                                         Number(s)
                                   -------------------------------------------------------------------------------
                                    Part 2--Exempt Payees [ ]
                                   -------------------------------------------------------------------------------
                                    Part 3--Awaiting TIN [ ]
                                   -------------------------------------------------------------------------------

------------------------------      CERTIFICATION--UNDER PENALTY OF PERJURY, I CERTIFY THAT:
Name (if joint ownership, list      (1) The number shown on this form is my correct Taxpayer Identification Number
first and                               (or I am waiting for a number to be issued to me), and
circle the name of the person or    (2) I am not subject to backup withholding because: (a) I am exempt from backup
entity                                  withholding, or (b) I have not been notified by the Internal Revenue
whose number is entered in Part 1)      Service ("IRS") that I am subject to backup withholding as a result of a
-------------------------------         failure to report all interest or dividends, or (c) the IRS has notified me
Address (number and street)             that I am no longer subject to backup withholding.
-------------------------------     CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been
City, State and Zip Code            notified by the IRS that you are subject to backup withholding because of
DEPARTMENT OF THE TREASURY          under-reported interest or dividends on your tax return. However, if after
INTERNAL REVENUE SERVICE            being notified by the IRS that you were subject to backup withholding you
PAYER'S REQUEST FOR TAXPAYER        received another notification from the IRS stating that you are no longer
IDENTIFICATION NUMBER (TIN)         subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part 2 above.
-------------------------------------------------------------------------------------------------------------------
  Signature:
------------------------------------------------------------------------------------------------------------------- Date:
--------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM OF ELECTION AND LETTER OF
       TRANSMITTAL, INCLUDING THE SUBSTITUTE FORM W-9, MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER AGREEMENT. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                 THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number, 31% of all reportable payments made to me will be withheld until I provide such number.

 --------------------------------------------------------------
               --------------------------------------------------
                           Signature                Date

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

 GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER FOR THE PAYEE
 (YOU) TO GIVE THE PAYER. -- Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

            -------------------------------------------------------

                               GIVE THE SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:      NUMBER OF --
-----------------------------------------------------------
 1.  Individual                The individual
 2.  Two or more               The actual owner of the
     individuals (joint        account or, if combined
     account)                  funds, the first individual
                               on the account(1)
 3.  Custodian account of a    The minor(2)
     minor (Uniform Gift to
     Minors Act)
 4.  a. The usual revocable    The grantor-trustee(1)
        savings trust
        account (grantor is
        also trustee)
     b. So-called trust ac-    The actual owner(1)
        count that is not a
        legal or valid
        trust under state
        law
 5.  Sole proprietorship       The owner(3)
-----------------------------------------------------------
                               GIVE THE EMPLOYER
  FOR THIS TYPE OF ACCOUNT:    IDENTIFICATION NUMBER OF --
-----------------------------------------------------------
 6.  Sole proprietorship       The owner(3)
 7.  A valid trust, estate,    The legal entity(4)
     or pension trust
 8.  Corporate                 The corporation
 9.  Association, club,        The organization
     religious, charitable,
     educational, or other
     tax-exempt
     organization
10.  Partnership               The partnership
11.  A broker or registered    The broker or nominee
     nominee
12.  Account with the De-      The public entity
     partment of
     Agriculture in the
     name of a public
     entity (such as a
     State or local
     government, school
     district, or prison)
     that receives
     agricultural program
     payments

            -------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's social security number.
(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).
(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.
            -------------------------------------------------------

OBTAINING A NUMBER

If you don't have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1(800) TAX-FORM, and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from withholding include:

- An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).
- The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.
- An international organization or any agency or instrumentality thereof.
- A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:
- A corporation.
- A financial institution.
- A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
- A real estate investment trust.
- A common trust fund operated by a bank under Section 584(a).
- An entity registered at all times during the tax year under the Investment Company Act of 1940.
- A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
- A futures commission merchant registered with the Commodity Futures Trading Commission.
- A foreign central bank of issue.

Payments of dividends and patronage dividends generally exempt from backup withholding include:
- Payments to nonresident aliens subject to withholding under Section 1441.
- Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.
- Payments of patronage dividends not paid in money.
- Payments made by certain foreign organizations.
- Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:
- Payments of tax-exempt interest (including exempt-interest dividends under Section 852).
- Payments described in Section 6049(b)(5) to nonresident aliens.
- Payments on tax-free covenant bonds under Section 1451.
- Payments made by certain foreign organizations.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N and the regulations thereunder.

EXEMPT PAYEES SHOULD COMPLETE A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. Furnish your taxpayer identification number, check the box in Part 2 of the form, sign and date the form and return it to the payer.

PRIVACY ACT NOTICE. -- Section 6109 requires you to provide your correct taxpayer identification number to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your return and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                           FOR ADDITIONAL INFORMATION
                          CONTACT YOUR TAX CONSULTANT
                        OR THE INTERNAL REVENUE SERVICE.